RUSSELL INVESTMENT COMPANY

DIVERSIFIED BOND FUND

909 A STREET

TACOMA, WASHINGTON 98402

1-800-787-7354

Dear Shareholder:

Enclosed is a Notice of Special Meeting of Shareholders of the Diversified Bond Fund (“Diversified Bond”), a sub-trust of Russell Investment Company (“RIC”). The Special Meeting has been called for October 3, 2007 at 10:00 a.m., local time, at the offices of RIC at 909 A Street, Tacoma, Washington. The accompanying Prospectus/Proxy Statement details the proposal being presented for your consideration.

The meeting will consider one proposal (the “Proposal”):

•

Shareholders are being asked to approve a proposed combination (the “Reorganization”) of Diversified Bond with the Fixed Income I Fund (“Fixed Income” and, together with Diversified Bond, the “Funds”);

On the date of the Reorganization, Diversified Bond Shareholders will receive:

•	Class C Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class C Shares of Diversified Bond;

•	Class E Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class E Shares of Diversified Bond; and

•	Class S Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class S Shares of Diversified Bond on that date.

After carefully studying the merits of the proposed Reorganization, the Board of Trustees of RIC has determined that consolidation of the Funds is in the best interests of each Fund’s shareholders. In connection with the proposed Reorganization, you should note the following:

•	The Reorganization is expected to qualify as a tax-free transaction.

•	The value of your investment will not change as a result of the Reorganization.

Subject to Shareholder approval, the Reorganization is expected to be completed on or about October 22, 2007 at 8:00 a.m. Eastern Time based on values as of the close of regular trading on the New York Stock Exchange on October 19, 2007, or at such earlier or subsequent date as RIC determines to be in the interest of the Funds. If approved, the Proposal will be effective on the date that the Reorganization is completed.

The enclosed materials provide details of the Proposal. Accordingly, a proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

Sincerely,

Gregory J. Lyons

Secretary

Tacoma, Washington

July 26, 2007

RUSSELL INVESTMENT COMPANY

909 A STREET

TACOMA, WASHINGTON 98402

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS OF

DIVERSIFIED BOND FUND

TO BE HELD ON OCTOBER 3, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Shareholders”) of the Diversified Bond Fund (“Diversified Bond”), a sub-trust of Russell Investment Company (“RIC”), will be held at RIC’s offices located at 909 A Street, Tacoma, Washington, on October 3, 2007 at 10:00 a.m., local time, for the following purposes:

1.	To approve a Plan of Reorganization for Diversified Bond and Fixed Income I Fund (“Fixed Income”), each a sub-trust of RIC, providing that (i) Diversified Bond would transfer to Fixed Income all of its assets in exchange solely for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s liabilities, (ii) such shares of Fixed Income would be distributed to Shareholders of Diversified Bond in liquidation of Diversified Bond, and (iii) Diversified Bond would subsequently be dissolved; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

The attached Prospectus/Proxy Statement provides more information concerning the Reorganization contemplated by the Plan of Reorganization, upon which Shareholders will be asked to vote. The Plan of Reorganization is attached as Exhibit A.

Shareholders of record as of the close of business on July 9, 2007, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Board of Trustees,

Gregory J. Lyons

Secretary

Tacoma, Washington

July 26, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING. YOUR VOTE IS IMPORTANT. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, REMINDING YOU TO VOTE.

COMBINED PROSPECTUS AND PROXY STATEMENT

DATED JULY 2, 2007

FIXED INCOME I FUND

(a sub-trust of Russell Investment Company)

to acquire the assets of

DIVERSIFIED BOND FUND

(a sub-trust of Russell Investment Company)

909 A Street

Tacoma, Washington 98402

1-800-787-7354

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED

OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS

PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY

IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND THE PROSPECTUS/PROXY STATEMENT

General Information About the Proposal

This summary of the Prospectus/Proxy Statement is provided for your convenience and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement which you are urged to read. It is expected that this Prospectus/Proxy Statement will first be sent to Shareholders on or about July 26, 2007.

Q.	What is the purpose of this Prospectus/Proxy Statement?

A.	You are receiving this combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) because you have the right to vote on an important Proposal concerning your investment in Diversified Bond as defined below. The Proposal is as follows:

Shareholders are being asked to approve the reorganization of the Diversified Bond Fund (“Diversified Bond”) into the Fixed Income I Fund (“Fixed Income”) (the “Reorganization”), which is described below. Diversified Bond and Fixed Income are referred to herein as the “Funds.” Each of the Funds is a sub-trust of Russell Investment Company (“RIC” or the “Trust”). The Funds currently have identical investment objectives and comparable investment restrictions and policies. There are no material differences in the investment restrictions and policies of the Funds. At the time of the Reorganization, shareholders of Diversified Bond (the “Shareholders”) will become shareholders of Fixed Income.

This Prospectus/Proxy Statement provides the information about Fixed Income that Shareholders should know in order to evaluate the proposed Reorganization. We suggest that you keep this Prospectus/Proxy Statement for your records and future reference. The following documents are incorporated by reference into this Prospectus/Proxy Statement (and are also attached if indicated). All documents may be obtained without charge by writing to the address shown above or by calling 1-800-787-7354.

—	a Statement of Additional Information dated March 1, 2007, as supplemented June 29, 2007, relating to the Funds and a Statement of Additional Information dated May 24, 2007 relating to this Prospectus/Proxy Statement are on file with the U.S. Securities and Exchange Commission (the “SEC”) and are available upon request.

—	RIC’s Prospectus relating to Fixed Income and Diversified Bond, dated March 1, 2007, as supplemented June 29, 2007, is attached as Exhibit B.

—	RIC’s Annual Report dated October 31, 2006 and RIC’s Semi-Annual Report dated April 30, 2007 relating to Fixed Income and Diversified Bond are available upon request.

Q.	How do the Trustees recommend that I vote for the Proposal?

A.	The Trustees recommend that Shareholders vote FOR the Proposal. In determining whether to approve the Reorganization and to recommend their approval to Shareholders, the Trustees, including the independent Trustees, considered the potential impact of the Reorganization on the Shareholders and a variety of related factors, including, among others, (1) RIMCo’s advice that the Fund is not viable due to its small asset base and that the Fund is not expected to attract additional assets; (2) the expense involved in operating Diversified Bond as a stand-alone fund; (3) the compatibility of the investment objectives, policies and restrictions of the Funds; (4) the terms and conditions of the Plan of Reorganization, including provisions intended to avoid any dilution of Shareholder interests; (5) the fact that Russell Investment Management Company (“RIMCo”) will pay all costs associated with the solicitation of proxies; (6) the brokerage costs that will be incurred by the Funds as a result of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (8) the fact that the pro forma gross operating expenses of Fixed Income are estimated to be lower than the current gross operating expenses of Diversified Bond; (9) expense waiver and reimbursement obligations with respect to Diversified Bond, which will continue in effect until at least July 31, 2008 but are terminable by RIMCo on such date and annually thereafter; and (10) possible alternatives to the Reorganization.

After careful consideration, the Board of Trustees has concluded that the Reorganization is in the best interests of the Fund’s Shareholders.

Information About Voting

Q.	Who is asking for my vote?

A.	The Trustees of RIC have requested your vote on these matters at the special meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m., local time, on October 3, 2007, at the offices of RIC located at 909 A Street, Tacoma, Washington. RIC proposes to mail the Notice of the Special Meeting, the proxy card and the Prospectus/Proxy Statement to Shareholders on or about July 26, 2007.

Q.	Who is eligible to vote?

A.	Shareholders of record of Diversified Bond at the close of business on July 9, 2007 are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the Proposal. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they held on the Record Date on each matter presented at the Special Meeting.

General Information About the Funds

Q.	How are the Funds managed?

A.	RIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

Under Massachusetts law, each Fund is a “sub-trust” of RIC. The management of the business and affairs of RIC is the responsibility of the Board. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ contracts with the Funds’ investment adviser, RIMCo, and the Funds’ respective sub-advisers (“Money Managers”). RIC’s officers are responsible for the day-to-day management and administration of the Funds’ operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

RIMCo selects, subject to the approval of the Fund’s Board, Money Managers for the Funds, allocates Fund assets among Money Managers, oversees the Money Managers and evaluates the performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the Money Manager arranges for execution of portfolio securities transactions. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

RIC has received an exemptive order from the SEC which permits RIMCo, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. If assets of Diversified Bond decline prior to the Special Meeting, which they are expected to do, certain Money Managers of Diversified Bond will be terminated, and Diversified Bond may only have a single Money Manager at the time of the reorganization.

Additional Information Regarding the Proposal

Q.	How do I vote my shares?

A.	You may vote your shares in writing, by executing the enclosed proxy card and returning it in the envelope provided or by using the telephone or Internet voting procedures described in the proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet, you will need the “control number” that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders’ instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via telephone or the Internet will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies on the Proposal for which you have not specified a vote IN FAVOR of the reorganization of Diversified Bond into Fixed Income.

Q.	If I send my proxy card in now as requested, can I change my vote later?

A.	You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the Special Meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q.	Who should I call for additional information about this Proxy Statement?

A.	Please call Computershare Fund Services, your Fund’s information agent, at 1-866-525-2720.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY REPRESENTATION OR OTHER INFORMATION, YOU SHOULD NOT RELY ON THOSE REPRESENTATIONS OR OTHER INFORMATION SINCE NEITHER DIVERSIFIED BOND NOR FIXED INCOME HAS AUTHORIZED THOSE REPRESENTATIONS.

COMBINED PROSPECTUS AND PROXY STATEMENT

PROPOSAL

TO APPROVE A PLAN OF REORGANIZATION

FOR DIVERSIFIED BOND AND FIXED INCOME

SUMMARY AND OVERVIEW OF THE PROPOSED REORGANIZATION

The Board is recommending that Shareholders of Diversified Bond approve a plan of reorganization for the Diversified Bond Fund Reorganization (the “Plan”). The Plan and Funds’ Prospectus are each attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.

At a meeting on May 22, 2007, the Board received a proposal from RIMCo regarding the future of Diversified Bond, given its relatively small and declining asset base. For the reasons set forth below under “REASONS FOR THE REORGANIZATION,” the Board concluded that the Reorganization is in the best interests of the Shareholders of the Fund. Of course, each Shareholder’s decision to become an investor in Fixed Income will involve an assessment of his or her own personal financial situation and objectives. If the Plan is approved by Shareholders and the Reorganization takes place, Diversified Bond will be reorganized with and into Fixed Income, and Shareholders of Diversified Bond will receive Class C, E or S Shares of Fixed Income with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Class C, E or S Shares. The surviving fund, Fixed Income, currently has share classes E, I and Y. Diversified Bond has Class C, E and S Shares. As a result of the proposed merger, the Diversified Bond Class E Shares would be combined with the Fixed Income Class E Shares and new Class C and Class S Shares will be issued by Fixed Income.

After shares of Fixed Income are distributed to Shareholders of Diversified Bond, Diversified Bond will be dissolved.

Effects of the Reorganization on Shareholders

The Plan approved by the Trustees and presented to Shareholders provides for the reorganization of Diversified Bond with and into Fixed Income in exchange for Class C, E and S Shares issued by Fixed Income. The value of Class C, E and S Shares issued by Fixed Income in connection with the Reorganization will be equal at the time of the Reorganization to the value of the net assets of the Class C, E and S Shares of Diversified Bond acquired by Fixed Income. Pursuant to the Plan, shares issued to Diversified Bond by Fixed Income will be distributed to Shareholders of Diversified Bond as part of the liquidation of Diversified Bond. As a result, each Shareholder of Diversified Bond will cease to be a Shareholder of Diversified Bond and will instead be the owner of that number of full and fractional Class C, E and S Shares of Fixed Income having an aggregate net asset value equal at the time of the Reorganization to the aggregate net asset value of the Class C, E and S Shares of Diversified Bond held by that Shareholder at the Effective Time of the Reorganization, as defined herein.

Required vote

The affirmative vote of a majority of the outstanding voting securities of Diversified Bond as of July 9, 2007, the record date (the “Record Date”), is necessary to approve the Reorganization. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

If the Reorganization is not approved, Diversified Bond will continue to operate as a sub-trust of RIC, and the Trustees will consider what further action, if any, is in the best interests of Diversified Bond and its Shareholders, including the possible liquidation of Diversified Bond. If Diversified Bond shareholders approve a proposed amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of Diversified Bond without the specific approval of the Shareholders at the Shareholder meeting, the Board may liquidate or reorganize Diversified Bond without shareholder approval.

IF YOU RETURN A SIGNED PROXY CARD WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE REORGANIZATION.

Tax consequences

Fixed Income and Diversified Bond anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by Diversified Bond or its Shareholders. There is additional information about the federal income tax consequences of the Reorganization under “Information About the Plan of Reorganization—Tax Considerations.”

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Investment Objectives and Strategies of the Funds

The investment objectives of the Funds are identical. Each Fund seeks to provide current income and the preservation of capital. Diversified Bond’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Fixed Income’s investment objective is fundamental and may not be changed by the Board of Trustees without shareholder approval.

The principal investment strategies of the Funds are identical. Each Fund’s principal investment strategies are as follows:

The Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple Money Managers, each with its own investment style. Fund assets not allocated to Money Managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a Money Manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The fundamental investment restrictions of the Funds are identical. See “Comparison of Investment Policies and Risks of Investing in the Funds” in this Prospectus/Proxy Statement.

Management of the Funds

The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with RIMCo and the Money Managers. RIC’s officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The Funds’ investment advisor is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo is a wholly owned subsidiary of Frank Russell Company (“Russell”), which provides comprehensive asset management consulting services to institutional pools of investment assets. RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds. RIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties such as the Money Managers and custodian. RIMCo also develops the investment programs for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers’ investment programs and results, and may exercise investment discretion over assets invested in the Funds’ Liquidity Portfolio. RIMCo also acts as RIC’s transfer agent and dividend disbursing agent. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Michael R. Ruff is the RIMCo employee who manages the Funds, oversees the Money Managers of the Funds and has primary responsibility for the management of the Funds (the “RIMCo Manager”). Mr. Ruff has been a portfolio manager since November 2002.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

Each Fund conducts its business through a number of service providers who act on its behalf. Each of the Fund’s money managers makes all investment decisions for the portion of the Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank and Trust Company, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo, as the Funds’ advisor, may change the allocation of a Fund’s assets among money managers at any time. The Funds received an exemptive order from the SEC that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money manager’s investment style, process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

As of the date of this Proxy Statement, the Money Managers for Diversified Bond are:

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

It is expected that one or more of these managers may be terminated prior to the date of the Shareholder Meeting as assets of Diversified Bond are expected to continue to decline.

As of the date of this Proxy Statement, the Money Managers for Fixed Income are:

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

The investment styles employed by the Money Managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple Money Managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment.

At the Effective Time (as defined below) of the Reorganization, it is expected that Fixed Income’s Money Managers will be the same as they are as of the date of this Proxy Statement.

As noted above, a Fund, including Diversified Bond and Fixed Income, may engage new Money Managers or terminate any of these Money Managers at any time subject to the approval of the Board without a shareholder vote. Therefore, the Money Managers of the Funds at the Effective Time of the Reorganization may be different than those listed above. A complete list of current money managers for the Funds can also be found at www.Russell.com.

Investment Advisory Fees

Under its Advisory Agreement with RIC, RIMCo receives an advisory fee from each Fund for RIMCo’s advisory services provided to that Fund. From its advisory fee, RIMCo, as RIC’s agent, pays the Money Managers for their investment selection services. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. The annual rate of advisory fees payable by each of Diversified Bond Fund and Fixed Income monthly on a pro rata basis is .40% and .25%, respectively, of the Fund’s average daily net assets. For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until July 31, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to July 31, 2008. This waiver may not be terminated during this period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds is available in the Funds’ semi-annual report to shareholders covering the period ended April 30, 2007, which may be obtained at no charge by contacting the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

800-787-7354

Fax: 253-591-3495

The Funds’ annual report and semi-annual report are also available, free of charge, on the Funds’ Web site at www.russell.com.

Fees and Expenses

The Funds, like all mutual funds, incur certain expenses in their operations and Shareholders indirectly bear these expenses. These expenses include advisory fees as well as the costs of maintaining accounts, administration and other activities. The following tables (a) compare the fees and expenses that you may pay for each class of Diversified Bond and the corresponding class of Fixed Income and (b) show the estimated fees and expenses that you may pay for each class of Fixed Income on a pro forma basis as of that date after giving effect to the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees*	Exchange Fees
Diversified Bond	None	None	None	None	None
Fixed Income	None	None	None	None	None
Fixed Income after the Reorganization	None	None	None	None	None

*	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Purchases, Redemptions and Exchanges.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees**	Other Expenses***	Acquired Fund Fees and Expenses***	Total Annual Fund Operating Expenses***	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses***
Diversified Bond*
Class C	.40%	.75%	.59%	.01%	1.75%	.00%	1.75%
Class E	.40%	.00%	.59%	.01%	1.00%	.00%	1.00%
Class S	.40%	.00%	.34%	.01%	.75%	.00%	.75%
Fixed Income*
Class E	.25%	.00%	.42%	.01%	.68%	(.02)%	.66%
Fixed Income pro forma for Reorganization*
Class C	.25%	.75%	.61%	.01%	1.62%	(.02)%	1.60%
Class E	.25%	.00%	.41%	.01%	.67%	(.02)%	.65%
Class S	.25%	.00%	.29%	.01%	.55%	(.02)%	.53%

*	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of 0.05% of average daily net assets for Class C, Class E and Class S Shares.

**	Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class C Shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

***	Funds of Funds Re-allocation. Certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in certain other RIC Funds. The Russell Funds of Funds investment allocations to the underlying funds in which they invest are reviewed and may be changed periodically by RIMCo in pursuing the investment objectives of the Russell Funds of Funds. Effective March 1, 2007, the Russell Funds of Funds changed their allocations to underlying Funds in which they invest. The Russell Funds of Funds no longer allocate any assets to the Diversified Bond Fund. These re-allocations resulted in a substantial decrease in the assets under management of the Diversified Bond Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for Diversified Bond have been restated higher to reflect the impact of lower assets under management.

Acquired Fund Fees and Expenses. In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves for all Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Funds have been restated to reflect the Fund’s proportionate share of the money market funds’ operating expenses. The Funds’ proportionate share of the money market funds’ operating expenses are reflected under “Acquired Fund Fees and Expenses.”

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment advisor, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	For Fixed Income, RIMCo has contractually agreed to waive 0.02% of its administrative fees.

For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until July 31, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to July 31, 2008. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current fee waiver contractually agreed to by RIMCo through July 31, 2008. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Diversified Bond
Class C	$178	$552	$950	$2,063
Class E	$102	$318	$552	$1,224
Class S	$77	$240	$417	$930

Fixed Income
Class E	$67	$210	$367	$822

Fixed Income pro forma for Reorganization
Class C	$163	$505	$871	$1,901
Class E	$66	$207	$361	$808
Class S	$54	$170	$297	$665

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of Class S Shares of Diversified Bond and Class E Shares of Fixed Income varies from year to year over a 10-year period. The return for other Classes of Shares offered by the Funds (both before and after tax) may be lower than the returns shown in the bar chart, depending on the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar charts for the Funds’ Class S and E Shares, as applicable, are set forth below in the bar charts.

Diversified Bond Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:	4.65% (3Q/01)

Worst Quarter:	(2.28)% (2Q/04)

Fixed Income I Fund

Annual Total Returns

(for the years ended December 31)

Class E

Best Quarter:	4.49% (3Q/01)

Worst Quarter:	(2.32)% (2Q/04)

The Funds’ average annual returns for 1, 5 and 10 years are presented below for each class of the Funds’ shares and are compared with the returns of an index that measures broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results. A more detailed description of how returns are calculated can be found in the Funds’ Statement of Additional Information in the section entitled “Yield and Total Return Quotations.”

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Diversified Bond Fund
Return Before Taxes, Class C*	2.85%	3.51%	4.79%
Return Before Taxes, Class E**	3.61%	4.28%	5.42%
Return Before Taxes, Class S	3.88%	4.54%	5.74%
Return After Taxes on Distributions, Class S	2.24%	2.92%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.50%	2.94%	3.61%

Fixed Income I Fund
Return Before Taxes, Class E***	3.92%	4.58%	5.81%
Return After Taxes on Distributions, Class E***	2.29%	2.82%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class E***	2.52%	2.93%	3.65%

Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from January 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
**	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that dates. The returns shown have not been increased to reflect the elimination of those fees.
***	The Fund first issued Class E Shares on May 14, 1999. The returns shown prior to that date are those of the Fund’s Class I Shares and therefore do not reflect the deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

For additional information about the Fixed Income’s performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Management’s Discussion and Analysis attached as Exhibit C.

Distribution of the Funds

Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Purchases, Redemptions and Exchanges

For Shares of Diversified Bond, there is no required minimum investment. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Fixed Income Class E Shares, there is currently a $100,000 minimum initial investment for each account. After the Reorganization has been completed, Fixed Income Class E Shares will have no minimum initial investment. There will be no required minimum investment for Classes C and S of Fixed Income.

Through your Financial Intermediary you may exchange Shares you own in one RIC Fund for Shares of any other RIC Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a RIC Fund may only be exchanged for shares of a RIC Fund under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after a Fund receives the exchange request in good order.

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic

Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

Frequent Purchases and Redemptions

A detailed description of the Funds’ policies with respect to frequent trading of Fund shares is available in the “Frequent Trading Policies and Limitations on Trading Activity” section of the Funds’ Prospectus, which is attached as Exhibit B.

Taxes

A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds’ shares is available in the “Taxes” section of the Funds’ Prospectus, which is attached as Exhibit B.

How Net Asset Value is Determined

A detailed description of the Funds’ methods for calculating net asset value per share is available in the “How Net Asset Value is Determined” section of the Funds’ Prospectus, which is attached as Exhibit B.

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Fund
Monthly	Early in the following month	Diversified Bond

Quarterly	April, July, October and December	Fixed Income

After the Reorganization, the Board intends to continue to declare dividends from net investment income, if any, for Fixed Income, on a quarterly basis.

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Risk Factors and the Investment Policies

Because of the comparability of the investment objectives and investment restrictions and the substantially similar nature of the investment policies of the Funds, there are no material differences in the investment risks associated with an investment in Fixed Income and an investment in Diversified Bond. See “Comparison of Investment Policies and Risks of Investing in the Funds” below and the “Risks” section of the attached prospectus.

Financial Highlights

The financial highlights tables of Fixed Income are intended to help you understand Fixed Income’s financial performance for at least the last 60 months. Certain information reflects results for a single Fund share. The total returns in the table represent how much your investment in the Fixed Income would have increased (or decreased) during each period assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Fixed Income’s financial statements, is included in Fixed Income’s annual report, which is incorporated by reference.

Fixed Income I Fund—Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.88	$22.12	$22.15	$22.32

Income From Operations
Net investment income (loss) (a)	0.92	0.74	0.63	0.72	0.90
Net realized and unrealized gain (loss)	0.04	(0.61)	0.48	0.36	0.17

Total income from operations	0.96	0.13	1.11	1.08	1.07

Distributions
From net investment income	(0.89)	(0.73)	(0.69)	(0.67)	(0.97)
From net realized gain	—	(0.53)	(0.66)	(0.44)	(0.27)

Total distributions	(0.89)	(1.26)	(1.35)	(1.11)	(1.24)

Net Asset Value, End of Period	$20.82	$20.75	$21.88	$22.12	$22.15

Total Return (%)	4.79	0.60	5.22	5.01	5.10
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,504	$29,632	$27,515	$27,009	$27,576
Ratios to average net assets (%):
Operating expenses, net (b)	0.64	0.65	0.65	0.67	0.64
Operating expenses, gross	0.67	0.68	0.66	0.67	0.66
Net investment income (loss) (b)	4.45	3.49	2.88	3.25	4.17
Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

REASONS FOR THE REORGANIZATION

Board Considerations

The Trustees, including all of the Trustees who are not “interested persons” of RIC, have unanimously determined that the Reorganization would be in the best interests of the Shareholders of Diversified Bond and Fixed Income and that the interests of the Shareholders of each of the Funds would not be diluted as a result of the Reorganization. At a meeting held on May 22, 2007, RIMCo informed the Trustees that Diversified Bond Fund and Fixed Income had assets of $401,808,182 and $1,347,975,364, respectively, at April 30, 2007, and that the relatively small and declining size of Diversified Bond will impair efforts to manage the Funds efficiently and to achieve a competitive expense ratio.

RIMCo expressed its belief that Diversified Bond is unlikely to achieve sufficient asset growth in the near future to assure its viability and that operating Diversified Bond as a stand-alone fund is no longer in the best interests of Diversified Bond’s Shareholders. Conversely, RIMCo believes that Fixed Income, with the addition of Diversified Bond’s assets, is likely to be viable and maintain its assets. Consequently, RIMCo presented a proposal to effect the Reorganization to the Trustees. In support of its proposal, RIMCo expressed its belief that Shareholders in each of the Funds would benefit from the Reorganization because Fixed Income would then have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale.

The advisory fee for Diversified Bond Fund is 0.40% while the advisory fee for Fixed Income I Fund is 0.25%. Based on current restated expense estimates for the fiscal year ending October 31, 2006, the Shareholders of Diversified Bond would pay between 0.15% and 0.35% less in net annual fund operating expenses as a result of the Reorganization. RIMCo also noted that Diversified Bond currently is invested in a significant percentage of securities that would be eligible for investment by Fixed Income, although there can be no assurance as to whether and to what extent Fixed Income will invest in such securities in the future. In addition, RIMCo expects that the Reorganization will result in lower operating expenses than those currently borne by Diversified Bond on a stand-alone basis, although there can be no assurance that operational savings will be realized.

In determining whether to approve the Reorganization and to recommend their approval to Shareholders of Diversified Bond, the Trustees, including the independent Trustees, considered the potential impact of the Reorganization on those Funds’ Shareholders and a variety of related factors, including, among others, (1) RIMCo’s advice that the Fund is not viable due to its small asset base and that the Fund is not expected to attract additional assets; (2) the expense involved in operating Diversified Bond as a stand-alone fund; (3) the compatibility of the investment objectives, policies and restrictions of the Funds; (4) the terms and conditions of the Plan of Reorganization, including provisions intended to avoid any dilution of Shareholder interests; (5) the fact that RIMCo will pay all costs associated with the solicitation of proxies; (6) the brokerage costs that will be incurred by the Funds as a result of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (8) the fact that the pro forma gross operating expenses of Fixed Income are estimated to be lower than the current gross operating expenses of Diversified Bond; (9) expense waiver and reimbursement obligations with respect to Diversified Bond will continue in effect until at least July 31, 2008 but are terminable by RIMCo on such date and annually thereafter; and (10) possible alternatives to the Reorganization.

The Board, including a majority of the Trustees who are not interested persons of RIC, unanimously concluded that the Reorganization is in the best interests of the Shareholders of each of the Funds and that no dilution of value would result to the Shareholders of any of the Funds from the Reorganization. Consequently, the Board approved the Plan and recommended that Shareholders of Diversified Bond vote to approve the Reorganization.

Costs of the Shareholder Meeting and Reorganization

During the course of its deliberations, the Board considered that RIMCo would bear all expenses with respect to the Shareholder Meeting and Reorganization regardless of whether the Reorganization is approved by Shareholders.

Effects of the Reorganization

In reaching the decision to recommend that Shareholders of Diversified Bond vote to approve the Reorganization, the Trustees concluded that the Reorganization is in the best interests of the shareholders of Diversified Bond and that no material dilution would result to the Shareholders of Diversified Bond from the Reorganization.

The Trustees also determined that the Reorganization was in the best interests of the shareholders of Fixed Income and that no dilution would result to the current shareholders of Fixed Income as a result of the Reorganization.

If the Plan is not approved by the Shareholders at the meeting, Diversified Bond will continue as a separate sub-trust of RIC. In that event, the Board would determine what additional actions, if any, it would recommend to the Shareholders of Diversified Bond, including possible liquidation of Diversified Bond. If Diversified Bond Shareholders approve a proposed amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of Diversified Bond without the specific approval of the Shareholders at the Shareholder meeting, the Board may liquidate or reorganize Diversified Bond without Shareholder approval.

INFORMATION ABOUT THE PLAN OF REORGANIZATION

The following is a summary of the Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as Exhibit A.

If the Shareholders approve the Plan, it is expected that the Reorganization will be consummated shortly after the various conditions to the obligations of each of the parties are satisfied (see “Conditions Precedent to Closing”). Consummation of the Reorganization (the “Effective Time of the Reorganization”) is expected to occur on or about October 22, 2007 at 8:00 a.m. Eastern Time, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the NYSE on October 19, 2007. The Plan may be terminated at any time by either Fund before or after its approval by Shareholders by action of the Board, but only if, in the judgment of the Board, such action is in the best interest of such Fund’s shareholders. The Board has delegated to the officers of each Fund the authority to make immaterial amendments, modifications or supplements to the Plan of Reorganization, provided that no such amendment, modification or supplement may have the effect of changing the provisions for the number of shares of Fixed Income I Fund to be issued to Shareholders of Diversified Bond Fund under the Plan to the detriment of such Shareholders without their further approval.

The Plan provides that all of the assets of Diversified Bond will be transferred to Fixed Income, which will assume all of Diversified Bond’s liabilities. Diversified Bond Class C, E and S Shareholders will receive a number of Class C, E and S Shares, respectively, of Fixed Income with the same aggregate net asset value as the Class C, E and S Shares of Diversified Bond held at the Effective Time, as defined in the Plan, of the Reorganization. In addition to the Class C, E and S Shares, each Diversified Bond Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, Shareholders of Diversified Bond will be shareholders of Fixed Income. The Diversified Bond’s Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of shares of Fixed Income.

The Plan provides that Diversified Bond will declare a dividend and/or capital gain distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of Diversified Bond all of their investment company taxable income and net capital gain, if any, realized by Diversified Bond up to and including the Effective Time of the Reorganization. Dividends and capital gain distributions generally will be taxable to shareholders who are subject to federal income taxation.

Conditions Precedent to Consummation of the Reorganization

The Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Prospectus/Proxy Statement by the Shareholders of Diversified Bond; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

Tax Considerations

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. Fixed Income and Diversified Bond will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Fixed Income solely in exchange for their voting shares of Diversified Bond pursuant to the Reorganization;

(3) Diversified Bond will not recognize gain or loss on the transfer of all of its assets to Fixed Income solely in exchange for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s Liabilities pursuant to the Reorganization;

(4) Diversified Bond will not recognize gain or loss on its distribution of the voting shares of Fixed Income to its Shareholders pursuant to the liquidation of Diversified Bond;

(5) Fixed Income will not recognize gain or loss on its acquisition of all of the assets of Diversified Bond solely in exchange for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s liabilities;

(6) the aggregate tax basis of the voting shares of Fixed Income received by each of Diversified Bond’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Diversified Bond surrendered in exchange therefor;

(7) the holding period of the voting shares of Fixed Income received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Diversified Bond exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Fixed Income’s basis in the assets of Diversified Bond received pursuant to the Reorganization will equal Diversified Bond’s basis in the assets immediately before the Reorganization; and

(9) Fixed Income’s holding period in Diversified Bond’s assets received pursuant to the Reorganization will include the period during which Diversified Bond held the assets.

No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (a) by Diversified Bond in connection with the transfer from Diversified Bond to Fixed Income of any Section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (b) by Diversified Bond or Fixed Income in connection with any disposition of assets by Diversified Bond or Fixed Income prior to or following the Reorganization.

Shareholders of Diversified Bond should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As of October 31, 2006, Diversified Bond Fund had a net capital loss carry forward of approximately $21,743,901; net capital gains for the current taxable year through April 30, 2007 of $11,351,447 excluding year-end tax adjustment considerations; and net unrealized built-in capital gains through April 30, 2007 of $1,450,095. If the merger is carried out, the net capital loss carry forward, if any, for the five-year period beginning on the date of the merger and the net unrealized built-in losses, if any, of Diversified Bond as of the date of the merger that would otherwise be available for use by Diversified Bond for each taxable year ending after the Closing Date will be limited under the Code. As a result of this limitation, it is possible that the Fixed Income I Fund will not be able to use the loss as rapidly as Diversified Bond might have been able to, and part or all of the loss may not be usable by the Fixed Income I Fund at all. If either Fund that is a party to the merger has a net unrealized gain, any built-in gain recognized during the five-year period beginning on the date of the merger may not be offset by pre-acquisition losses of the other Fund. At October 31, 2006, the following capital loss carry forwards for Diversified Bond will expire as follows:

Capital Loss Carry Forwards Expire	Diversified Bond
10/31/2013	$4,923,732
10/31/2014	$16,820,169

Total capital loss carry forwards	$21,743,901

Description of the Shares of Fixed Income

RIC issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trusts is a separate trust under Massachusetts law, and the sub-trusts’ shares may be offered in multiple classes. As of the date of this Prospectus/Proxy Statement, Fixed Income offers Class E, Y and I Shares. Shares of each class of a sub-trust, including Fixed Income’s Class E, Y and I Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust. Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

As a result of the Reorganization, new Class C and Class S Shares would be created in Fixed Income. Class C, E and S Shares of Fixed Income will be issued to Class C, E and S Shareholders, respectively, of Diversified Bond in accordance with the procedures under the Plan as described above. Each Fixed Income share issued will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, have no preemptive or conversion rights and be transferable upon the books of Fixed Income. In accordance with Fixed Income’s normal procedures as specified in its prospectuses, Fixed Income will not issue certificates for shares of beneficial interest to former Shareholders of Diversified Bond. As of the Effective Time of the Reorganization, any and all certificates representing shares of Diversified Bond shall be deemed to represent an interest of the Shareholder in the Class C, E or S Shares, as applicable, of Fixed Income issued to the Shareholder in the Reorganization. If a certificate for Class C, E or S Shares of Diversified Bond is outstanding, a new certificate for Class C, E or S Shares, as applicable, of Fixed Income issued in the Reorganization will not be issued.

As shareholders of Fixed Income, former Shareholders of Diversified Bond will generally have the same voting rights and rights upon dissolution with respect to Fixed Income as they currently have with respect to Diversified Bond. However, if at the October 3, 2007 Shareholder Meeting, Fixed Income Shareholders approve a proposed amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of Fixed Income without the specific approval of the Shareholders, Fixed Income may be liquidated or reorganized in the future without Shareholder approval.

The terms of RIC’s Amended and Restated Master Trust Agreement do not confer upon Shareholders of Diversified Bond any appraisal rights. However, after the Effective Time of the Reorganization, such Shareholders may redeem their shares in Fixed Income at net asset value or exchange their Fixed Income shares into shares of certain other sub-trusts of RIC as described in the attached prospectus.

RIC is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended and Restated Master Trust Agreement of RIC contains an express disclaimer of shareholder liability for acts or obligations of RIC and provides for indemnification and reimbursement of expenses out of RIC’s property for any shareholder held personally liable for the obligations of RIC. The Amended and Restated Master Trust Agreement also provides that RIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIC, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is also limited to circumstances in which both inadequate insurance exists and RIC itself is unable to meet its obligations.

Under Massachusetts law, RIC is not required to hold Shareholder annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment objectives or restrictions, approving a new investment advisory agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. Diversified Bond is holding the Special Meeting because of the Proposal described herein to be presented for Shareholders’ consideration and approval.

Disclosure of Portfolio Holdings

A detailed description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the “Disclosure of Portfolio Holdings” section of the Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference. Disclosure of the Funds’ complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of the Funds’ top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after the end of such month.

Capitalization

The following table sets forth, as of April 30, 2007 the capitalization of Fixed Income, Diversified Bond Fund, and the pro forma capitalization of Fixed Income as adjusted to give effect to the Diversified Bond Reorganization. The capitalization of Fixed Income is likely to be different when the Reorganization is consummated.

Fixed Income Pro Forma for

Diversified Bond Reorganization

(unaudited)

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Net Asset Value, offering and redemption price per share:
Class C:
Net asset value per share (c)		$23.76	n/a	$20.84
Net assets		$50,717,451	n/a	$50,717,451
Shares outstanding ($.01 par value) (a)(b)		2,134,607	299,052	2,433,659	(d)
Class E:
Net asset value per share (c)	$20.84	$23.84	n/a	$20.84
Net assets	$32,762,253	$17,747,053	n/a	$50,509,306
Shares outstanding ($.01 par value) (a)(b)	1,572,413	744,489	107,097	2,423,999
Class I:
Net asset value per share(c)	$20.83		n/a	$20.83
Net assets	$752,395,502		n/a	$752,395,502
Shares outstanding ($.01 par value)	36,121,470		n/a	36,121,470
Class S:
Net asset value per share(c)		$23.19	n/a	$20.83	(e)
Net assets		$333,343,678	n/a	$333,343,678
Shares outstanding ($.01 par value)(a)(b)		14,376,351	1,626,706	16,003,057
Class Y:
Net asset value per share(c)	$20.84		n/a	$20.84
Net assets	$562,817,609		n/a	$562,817,609
Shares outstanding ($.01 par value)	27,008,346		n/a	27,008,346

(a)	Pro Forma shares outstanding have been adjusted to reflect the impact of the lower Net Asset Value per share of the Fixed Income I Fund.
(b)	The Diversified Bond Class E Shares will be combined with the Fixed Income I Class E Shares and new Class C and Class S Shares will be issued by Fixed Income.
(c)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(d)	Shares of Fixed Income I Class C will be issued at the Net Asset Value per share price of the Fixed Income I Class E shares.
(e)	Shares of Fixed Income I Class S will be issued at the Net Asset Value per share price of the Fixed Income I Class I shares.

COMPARISON OF INVESTMENT POLICIES AND RISKS

OF INVESTING IN THE FUNDS

Investment Objectives and Strategies.

The investment objectives of the Funds are identical: to provide current income and the preservation of capital. The investment strategies of each Fund are identical. The investment strategies of each Fund are described below.

For Diversified Bond: Diversified Bond invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

For Fixed Income: Fixed Income invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

For a complete description of the Funds’ investment strategies and restrictions, please refer to the Funds’ prospectus, dated March 1, 2007 as supplemented June 29, 2007, which is attached to this Prospectus/Proxy Statement as Exhibit B.

Risk Factors. There are no material differences in the risks of the Funds. The risks of investing in Fixed Income I Fund are as follows:

An investment in the Fixed Income I Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

The risks of investing in Diversified Bond Fund are as follows:

An investment in the Diversified Bond Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

These and other risks are further described in the “Risks” section of the Funds’ prospectus, which is attached as Exhibit B to this Prospectus/Proxy Statement, and in Fixed Income’s Statement of Additional Information, dated March 1, 2007, as supplemented June 29, 2007, which is available upon request.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF

TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF

THE REORGANIZATION AS DESCRIBED IN THE PROPOSAL.

ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON

A TIMELY BASIS WILL BE SO VOTED.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

This Prospectus/Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of RIC to be held at the offices of RIC at 909 A Street, Tacoma, Washington 98402, on October 3, 2007, at 10:00 a.m., local time, and any or all adjournments thereof. This Prospectus/Proxy Statement is first being mailed to Shareholders on or about July 26, 2007. You may revoke your proxy at any time before it is exercised by signing and forwarding to RIC a later-dated proxy card, or by attending the Special Meeting and casting your votes in person.

RIC requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. RIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by RIMCo. RIC has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for an estimated fee, including out-of-pocket expenses, of $31,000.

Record Date

Shareholders of record at the close of business on the Record Date, July 9, 2007, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

As of June 15, 2007 there were the following number of shares of beneficial interest outstanding of Diversified Bond:

Diversified Bond	Number of Shares Outstanding
Class C	1,878,056
Class E	759,251
Class S	13,680,828

Quorum, Voting and Adjournment

The Amended and Restated Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by RIMCo.

Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted, and will not be voted for or against any adjournment. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Accordingly, Shareholders are urged to forward their voting instructions promptly.

Beneficial Owners

As of May 7, 2007, the officers and Trustees, including the nominees, of RIC as a group beneficially owned less than 1% of the shares of each class of Diversified Bond outstanding on such date. As of June 15, 2007, to the best of RIC’s knowledge, no person owned beneficially more than 5% of any class of Diversified Bond, except for the following:

Diversified Bond Fund—Class C—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 13.11%, Record.

Diversified Bond Fund—Class E—PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 67.34%, Record. PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 13.45%, Record. NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.48%, Record.

Diversified Bond Fund—Class S—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 24.67%, Record.

Shareholder Proposals

RIC is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to RIC’s offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. An opportunity will be provided at the Special Meeting for Shareholders present in person to present a motion to the Special Meeting. Should any properly presented motion or any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of RIC.

Annual and Semi-Annual Reports

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2006, and Semi-Annual Report for the period ended April 30, 2007, have been previously mailed to Shareholders, and are available free of charge. If you have not received an Annual Report or Semi-Annual Report for Diversified Bond or Fixed Income, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact RIC by mailing a request to Russell Investment Company, 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the proxy statement, please contact your Financial Intermediary. If you currently receive multiple copies of proxy statements and would like to request to receive a single copy of documents in the future, please call your Financial Intermediary.

INFORMATION ABOUT RIC AND THE FUNDS

Information about RIC and the Funds is incorporated herein by reference from the current Prospectus dated March 1, 2007 as supplemented June 29, 2007, which is attached to this Prospectus/Proxy Statement (Exhibit B) and Annual Report dated October 31, 2006. Additional information about the Funds is included in RIC’s Statement of Additional Information, dated March 1, 2007 as supplemented June 29, 2007, the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated July 2, 2007 and the Semi-Annual Report dated April 30, 2007 which has previously been mailed to Shareholders, copies of which may be obtained without charge by writing or calling RIC at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement.

Reports and other information filed by the Funds may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

RIC is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of RIC’s annual financial statements for the fiscal years ended October 31, 2005 and 2006 were $933,179 and $1,069,000, respectively.

Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services rendered that are reasonably related to the audit of RIC’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended October 31, 2005 and 2006 were $94,530 and $110,799, respectively.

Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2005 and 2006 were $613,073 and $615,975, respectively.

All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2005 and 2006 were $16,250 and $17,500, respectively.

The Audit Committee has considered whether the services described above are compatible with PwC’s independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to RIMCo, or an affiliate thereof that provides ongoing services to RIC, is compatible with maintaining PwC’s independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to RIC by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for the fiscal year ended October 31, 2006 and has also given its general pre-approval (“general pre-approval”) for up to a year in advance for the provision by PwC of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to RIC, RIMCo and any entity controlling, controlled by, or under common control with RIMCo that provides ongoing services to RIC), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee (“specific approval”). In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.

Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to RIC and to RIMCo, or an affiliate thereof that provides ongoing services to RIC, for the fiscal years ended October 31, 2005 and 2006 were $77,450 and $61,500, respectively.

Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

EXHIBITS TO COMBINED

PROSPECTUS / PROXY STATEMENT

EXHIBIT INDEX

Plan of Reorganization	A
RIC Prospectus relating to Fixed Income and Diversified Bond Funds	B
Management Discussion and Analysis of Fixed Income I Fund	C

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of         , 2007 by RUSSELL INVESTMENT COMPANY (the “Trust”), a Massachusetts business trust, on behalf of the Fixed Income I Fund (the “Acquiring Fund”), and the Trust on behalf of the Diversified Bond Fund (the “Target Fund” and together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), each a separate series of the Trust. The principal place of business of the Trust is 909 A Street, Tacoma, Washington 98402.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

(1) Transfer of Assets of the Target Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Target Fund Liabilities and the Liquidation of The Target Fund

1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all or substantially all of the Target Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class C, Class E and Class S Acquiring Fund Shares determined by dividing the value of the Target Fund’s assets net of any liabilities of the Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Target Fund. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Target Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in section 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund

Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class C, Class E and Class S Acquiring Fund Shares to be so credited to the Class C, Class E and Class S shareholders of Target Fund, shall be equal to the aggregate net asset value of the applicable Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.8. All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

(2) Valuation

2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Amended and Restated Master Trust Agreement as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Target Fund.

2.2. The net asset value of a Class C, Class E and Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of Class C, Class E and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class C, Class E or Class S, as applicable, of the Target Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

(3) Closing and Closing Date

3.1. The Closing of the transactions contemplated by this Agreement shall be October 22, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust, 909 A Street, Tacoma, Washington 98402, or at such other place and time as the parties may agree.

3.2. The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3. State Street Bank and Trust Company (“State Street”), custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target

Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Russell Investment Management Company (“RIMCo”), as transfer agent for the Target Fund, on behalf of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class C, Class E and Class S Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class C, Class E or Class S shares of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6. The liabilities of the Target Fund shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Target Fund’s board members.

(4) Representations and Warranties

4.1. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

4.1.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Trust Agreement, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Trust Agreement. The Trust and Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Target Fund;

4.1.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.1.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

4.1.4. Other than with respect to contracts entered into in connection with the portfolio management of the Target Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Amended and Restated Master Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

4.1.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the fiscal year ended October 31, 2006, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.7. Since October 31, 2006, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

4.1.8. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.9. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.10. All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of RIMCo, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

4.1.11. At the Closing Date, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.12. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.1.13. The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.1.14. The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.1.15. The proxy statement of the Target Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

4.2.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusett\s with power under the Trust’s Amended and Restated Master Trust Agreement, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Target Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Master Trust Agreement. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

4.2.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.2.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

4.2.4. The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Amended and Restated Master Trust Agreement, or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

4.2.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2006, have been audited by PwC, independent public accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.7. Since October 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Target Fund. For purposes of this subsection 4.2.7, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.8. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.9. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

4.2.10. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

4.2.11. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

4.2.12. At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing;

4.2.13. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.14. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.15. The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

4.2.16. The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Target Fund for use therein; and

4.2.17. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

(5) Covenants of the Acquiring Fund and the Target Fund

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquiring Fund and the Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.

5.2. Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

5.3. The Target Fund covenants to call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than October 31, 2007.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Target Fund title to and possession of all Acquiring Fund shares to be transferred to the Target Fund pursuant to this Agreement and assume the liabilities from the Target Fund.

5.11. As soon as reasonably practicable after the Closing, the Target Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in section 8.5.

5.14. At or immediately prior to the Closing, the Target Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

(6) Conditions Precedent to Obligations of the Target Fund. With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Target Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

6.3. The Target Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

6.3.1. the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

6.3.2. the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

6.3.3. the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

6.3.4. the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Master Trust Agreement or By-Laws; and

6.3.5. to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

6.3.6. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

(7) Conditions Precedent to Obligations of the Acquiring Fund with respect to the Reorganization. The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Target Fund which the Target Fund reasonably believes might result in such litigation.

7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4. The Acquiring Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

7.4.1. the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

7.4.2. the Target Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

7.4.3. the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

7.4.4. the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Master Trust Agreement, or By-Laws; and

7.4.5. to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

7.5. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

(8) Further Conditions Precedent to Obligations of the Acquiring Fund and the Target Fund. If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s Amended and Restated Master Trust Agreement, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefore were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (i) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (ii) by the Target Fund or the Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following the Reorganization.

(9) Indemnification

9.1. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(10) Fees and Expenses

10.1. Each of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Neither the Acquiring Fund or the Target Fund will bear any direct operational expenses with respect to the Reorganization. Russell Investment Management Company will bear the direct operational expenses with respect to the Reorganization.

(11) Entire Agreement; Survival of Warranties

11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and the Target Fund in sections 9.1 and 9.2 shall survive the Closing.

(12) Termination

12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2008 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

(13) Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Target Fund and any authorized officer of the Acquiring Fund; provided, however, that following each meeting of the Target Fund Shareholders called by the Target Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

(14) Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Fund, 909 A Street, Tacoma, Washington 98402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to the Acquiring Fund, 909 A Street, Tacoma, Washington 98402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

(15) Headings; Counterparts; Assignment; Limitation of Liability

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Fixed Income I Fund

By:
Secretary	Title:

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Diversified Bond Fund

By:
Secretary	Title:

EXHIBIT B

RUSSELL INVESTMENT COMPANY

PROSPECTUS

DIVERSIFIED BOND FUND

Class C, E and S Shares

FIXED INCOME I FUND

Class E and I Shares

March 1, 2007 as Supplemented June 29, 2007

909 A STREET, TACOMA, WA 98402 ☐ 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RUSSELL INVESTMENT COMPANY

Supplement dated June 29, 2007 to

PROSPECTUS DATED MARCH 1, 2007

I.	The following information relates to the proposed reorganization of the Diversified Bond Fund into the Fixed Income I Fund and supplements this Prospectus.

In connection with the potential reorganization involving the Diversified Bond Fund, Russell Investment Company will file a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the proxy statement/prospectus in its entirety when it becomes available because it will contain important information regarding the proposal, the persons soliciting proxies in connection with the proposal and the interests of these persons in the proposal and related matters. The proxy statement/prospectus will be mailed to record date shareholders once it is effective. Shareholders may obtain a free copy of the proxy statement/prospectus, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

At a meeting held on May 22, 2007, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Diversified Bond Fund into the Fixed Income I Fund (the “Reorganization”).

The Reorganization can be consummated only if, among other things, it is approved by shareholders of the Diversified Bond Fund. A Special Meeting of the shareholders of the Diversified Bond Fund is expected to be held on or about October 3, 2007 and shareholders will be given the opportunity to vote on the Plan. It is currently anticipated that on or about July 23, 2007, proxy materials regarding the Reorganization will be distributed to shareholders of record as of July 9, 2007. It is expected that effective at the close of business on July 9, 2007, the Diversified Bond Fund will be closed to new shareholders.

The Plan provides that (i) the Diversified Bond Fund would transfer to the Fixed Income I Fund all of its assets in exchange solely for voting shares of the Fixed Income I Fund and the assumption by the Fixed Income I Fund of the Diversified Bond Fund’s liabilities, (ii) such shares of the Fixed Income I Fund would be distributed to shareholders of the Diversified Bond Fund in liquidation of the Diversified Bond Fund and (iii) the Diversified Bond Fund would be subsequently dissolved.

If the Plan is approved by shareholders, shareholders of the Diversified Bond Fund will receive Class C, Class E or Class S shares of the Fixed Income I Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Fund Class C, Class E, or Class S Shares, respectively.

As of April 30, 2007, the Diversified Bond Fund had assets of approximately $402 million. Assets of the Diversified Bond Fund have recently decreased significantly and assets are expected to continue to decline. Therefore, the Diversified Bond Fund is unlikely to achieve sufficient asset growth in the near future to assure its viability. The number of money managers used by the Fund depends, in part, upon the Fund’s asset level. Therefore, as a result of the declining assets, one or more money managers of the Fund may be terminated. However, RIMCo currently anticipates that the Diversified Bond Fund will be able to continue to pursue its investment objective pursuant to the investment strategies described in the Prospectus pending the Reorganization.

Shareholders of the Diversified Bond Fund should benefit from the Reorganization because the Fixed Income I Fund would have a larger asset base which should provide greater opportunities for diversifying investments and realizing economies of scale. After the Reorganization, as shareholders of the Fixed Income I Fund, the current shareholders of the Diversified Bond Fund should bear lower operating expenses than those they currently bear as shareholder of the Diversified Bond Fund. However, there can be no assurance that operational savings will be realized.

If the Reorganization is not approved by shareholders, the Diversified Bond Fund will continue to operate and the Trustees will consider what further action, if any, is in the best interests of the Diversified Bond Fund and its shareholders, including the possible liquidation of the Diversified Bond Fund. The Board has also approved, subject to approval by shareholders, an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any Fund, including the Diversified Bond Fund, without the approval of the shareholders of such Fund.

II.	All Funds: The following language is added to the section entitled “How To Purchase Shares” in this Prospectus:

Except for the Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by:

(1) clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held;

(2) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3) clients of Financial Intermediaries who are members of Russell Investment Group;

(4) Russell employee investment programs; or

(5) current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class E, I and S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, I and S Shares available to those categories of investors listed above that qualify for access to Class E, I and S Shares. However, the Funds will not knowingly sell Class E, I or S Shares to any investor not meeting one of the foregoing criteria.

III.	All Funds: The following language is added to the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” in this Prospectus:

The Funds may be unable to compel Financial Intermediaries to apply the steps described in the Funds’ Prospectus in the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” to curtail frequent trading in Fund shares. The Funds reserve the right, in their sole discretion, to allow Financial Intermediaries to apply alternative frequent trading policies and trading restrictions reasonably designed to reduce incentives to engage in frequent trading. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds’ frequent trading policy or an acceptable alternative.

Risk/Return Summary	B-5
Investment Objective, Principal Investment Strategies and Principal Risks	B-5
Performance	B-7
Fees and Expenses	B-10
Management of the Funds	B-11
The Money Managers	B-13
Investment Objective and Investment Strategies	B-14
Risks	B-18
Portfolio Turnover	B-21
Portfolio Disclosure	B-21
Dividends and Distributions	B-22
Taxes	B-22
How Net Asset Value is Determined	B-23
Choosing a Class of Shares to Buy	B-24
Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries	B-25
How to Purchase Shares	B-26
Exchange Privilege	B-27
Right to Reject or Restrict Purchase and Exchange Orders	B-28
How to Redeem Shares	B-30
Payment of Redemption Proceeds	B-30
Other Information About Share Transactions	B-30
Financial Highlights	B-32
Money Manager Information	B-37

RISK/RETURN SUMMARY

Investment Objective, Principal Investment Strategies and Principal Risks

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective.

DIVERSIFIED BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Diversified Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Please refer to the “Investment Objective and Investment Strategies” section later in this Prospectus for further details.

Principal Risks

An investment in the Diversified Bond Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

Please refer to the “Risks” section later in this Prospectus for further details.

FIXED INCOME I FUND

Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fixed Income I Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Please refer to the “Investment Objective and Investment Strategies” section later in this Prospectus for further details.

Principal Risks

An investment in the Fixed Income I Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

Please refer to the “Risks” section later in this Prospectus for further details.

An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of Class S Shares of Diversified Bond Fund and Class I Shares of the Fixed Income I Fund varies from year to year over a 10-year period. The return for other Classes of Shares offered by the Funds (both before and after tax) may be lower than the returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar charts for the Diversified Bond Fund’s Class S Shares and Fixed Income I Fund’s Class I Shares are set forth below the bar charts.

The tables accompanying the bar charts further illustrate the risks of investing in the Funds by showing how each Fund’s average annual returns for 1, 5 and 10 years compare with the returns of certain indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. Index returns do not include fair valuation adjustments which may be included in fund returns. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results. A more detailed description of how returns are calculated can be found in the Funds’ Statement of Additional Information in the section entitled “Yield and Total Return Quotations.”

Diversified Bond Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    4.65% (3Q/01)

Worst Quarter:    (2.28)% (2Q/04)

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years

Return Before Taxes, Class C*	2.85%	3.51%	4.79%

Return Before Taxes, Class E**	3.61%	4.28%	5.42%

Return Before Taxes, Class S	3.88%	4.54%	5.74%

Return After Taxes on Distributions, Class S	2.24%	2.92%	3.62%

Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.50%	2.94%	3.61%

Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from January 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
**	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
To obtain current yield information, please call 1-800-787-7354.

Fixed Income I Fund

Annual Total Returns

(for the years ended December 31)

Class I

.

Best Quarter:    4.49% (3Q/01)

Worst Quarter:    (2.27)% (2Q/04)

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years

Return Before Taxes, Class E*	3.92%	4.58%	5.81%

Return Before Taxes, Class I	4.18%	4.86%	6.02%

Return After Taxes on Distributions, Class I	2.47%	3.00%	3.74%

Return After Taxes on Distributions and Sale of Fund Shares, Class I	2.70%	3.11%	3.77%

Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	Class E Shares of the Fund commenced operations on May 14, 1999. The returns shown prior to that date are the returns of the Class I Shares of the Fund and therefore do not reflect the deduction of shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

To obtain current yield information, please call 1-800-787-7354.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees**	Exchange Fees
All Funds, all classes	None	None	None	None	None

**	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees**	Other Expenses***	Acquired Fund Fees and Expenses***	Total Annual Fund Operating Expenses***	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses***
Class C Shares*
Diversified Bond	0.40%	0.75%	0.59%	0.01%	1.75%	0.00%	1.75%

Class E Shares*
Diversified Bond	0.40%	0.00%	0.59%	0.01%	1.00%	0.00%	1.00%

Class S Shares*
Diversified Bond	0.40%	0.00%	0.34%	0.01%	0.75%	0.00%	0.75%

Class E Shares*
Fixed Income I	0.25%	0.00%	0.42%	0.01%	0.68%	(0.02)%	0.66%

Class I Shares*
Fixed Income I	0.25%	0.00%	0.17%	0.01%	0.43%	(0.02)%	0.41%

*	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares and an administrative fee of 0.05% of average daily net assets for Class C, Class E, Class I and Class S Shares.

**	Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class C Shares of the Diversified Bond Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This limitation is imposed at the class level on each Class of Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of Class C Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

***	Funds of Funds Re-allocation. Certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in certain of the funds. The Russell Funds of Funds investment allocations to the underlying funds in which they invest are reviewed and may be changed periodically by RIMCo in pursuing the investment objectives of the Russell Funds of Funds. Effective March 1, 2007, the Russell Funds of Funds changed their allocations to underlying Funds in which they invest. The Russell Funds of Funds no longer allocate any assets to the Diversified Bond Fund. These re-allocations resulted in a substantial decrease in the assets under management in the Diversified Bond Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Diversified Bond have been restated higher to reflect the impact of lower assets under management for these funds.

Acquired Fund Fees and Expenses. In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves for all Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in RIC’s Money Market Fund are 0.10% (net of fee waivers and reimbursements).

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Funds have been restated to reflect each Fund’s proportionate share of the money market funds’ operating expenses. For the Diversified Bond and the Fixed Income I Funds, the Funds’ proportionate share of the money market funds’ operating expenses are reflected under “Acquired Fund Fees and Expenses.”

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	For the Fixed Income I Fund, RIMCo has contractually agreed to waive 0.02% of its administrative fees.

For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current fee waivers contractually agreed to by RIMCo through February 29, 2008. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares
Diversified Bond Fund	$178	$552	$950	$2,063

Class E Shares
Diversified Bond Fund	102	318	552	1,224

Class S Shares
Diversified Bond Fund	77	240	417	930

Class E Shares
Fixed Income I Fund	67	210	367	822

Class I Shares
Fixed Income I Fund	42	132	230	517

MANAGEMENT OF THE FUNDS

The Funds’ investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2006, managed over $37.1 billion in 39 mutual fund portfolios. RIMCo was established in 1982 to serve as the investment management arm of Russell.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Funds’ adviser or distributor (“Financial Intermediaries”). Most RIC Funds are designed to provide a means for investors to use Russell Investment Management Company’s (“RIMCo”) and Frank Russell Company’s (“Russell”) “multi-style, multi-manager diversification” investment method and to obtain RIMCo’s and Russell’s money manager research services. On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its name to Russell Investment Management Company.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the U.S. in Fortune’s corporate reputation survey published in 2006.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of money managers. RIMCo utilizes the money manager research and other resources of Russell in providing services to the Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Fund assets, are invested using a “multi-style, multi-manager diversification” technique.

Each Fund conducts its business through a number of service providers who act on their behalf. RIMCo, the Funds’ administrator and investment adviser, performs the Funds’ day to day corporate management and also evaluates and oversees the Funds’ money managers as more fully described below. Each of the Fund’s money managers makes investment decisions for the portion of the Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo allocates most of each Fund’s assets to multiple money managers. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Funds’ Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the money manager may arrange for execution of portfolio transactions.

•

Michael R. Ruff is the RIMCo employee who manages the Funds, oversees the Money Managers of the Funds and has primary responsibility for the management of the Funds (the “RIMCo Manager”). Mr. Ruff has been a portfolio manager since November 2002.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

In the last fiscal year, the aggregate annual rate of advisory and administrative fees, paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets was: Diversified Bond Fund, 0.45%; Fixed Income I Fund, 0.28%. Of these aggregate amounts 0.05% and 0.03% is attributable to administrative services for the Diversified Bond and Fixed Income I Funds, respectively.

In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its collateral received in securities lending transactions in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the collateral for all Funds is invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the collateral invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2006.

THE MONEY MANAGERS

Each Fund allocates most of its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective.

DIVERSIFIED BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Diversified Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into options on futures contracts, when issued or forward commitment transactions and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the

Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including certain RIC money market funds. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

FIXED INCOME I FUND

Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fixed Income I Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into options on futures contracts, when issued or forward commitment transactions and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including certain RIC money market funds. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RISKS

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following section describes the types of risks that each Fund is subject to and lists the Funds most likely to be affected by each risk. Other Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds as a whole. Please refer to the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

Principal Risks

Multi-Manager Approach

(Diversified Bond, Fixed Income I)

The investment styles employed by a Fund’s money managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Security Selection and Market Risk

(Diversified Bond, Fixed Income I)

The securities chosen by RIMCo or a money manager to be in a Fund’s portfolio may decline in value. Security selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies. The use of the select holdings strategy by certain equity Funds will amplify those Funds’ security risk and potential underperformance. Despite the Funds’ strategies to achieve positive investment returns regardless of general market conditions, the values of the Funds’ investments will change with market conditions, and so will the value of any investment in the Funds. Investment in the Funds could be lost or the Funds could underperform other investments.

Fixed-Income Securities

(Diversified Bond, Fixed Income I)

Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

(Diversified Bond, Fixed Income I)

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. Bonds issued by non-U.S. governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•	Mortgage or Asset Backed Securities

(Diversified Bond, Fixed Income I)

Prepayment of principal on mortgage and asset backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. A Fund that purchases mortgage backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage backed securities may exhibit additional volatility. This is known as extension risk.

International Securities

(Diversified Bond, Fixed Income I)

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities.

•	Non-U.S. Debt Securities

(Diversified Bond, Fixed Income I)

A Fund’s non-U.S. debt securities are typically obligations of sovereign governments and corporations. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•	Instruments of U.S. and Foreign Banks and Foreign Corporations

(Diversified Bond, Fixed Income I)

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

•	Currency Risk

(Diversified Bond, Fixed Income I)

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

Derivatives (e.g. Futures Contracts, Options on Futures, Forwards and Currency, Credit or Interest Rate Swaps)

(Diversified Bond, Fixed Income I)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the Fund’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Leveraging Risk

(Diversified Bond, Fixed Income I)

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Non-Principal Risks

Repurchase Agreements

(Diversified Bond, Fixed Income I)

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Exposing Cash Reserves to Appropriate Markets

(Diversified Bond, Fixed Income I)

By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines.

Illiquid Securities

(Diversified Bond, Fixed Income I)

An illiquid security is one without an active secondary market, making it difficult for an owner of the security to sell it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Emerging Markets Debt

(Diversified Bond, Fixed Income I)

A Fund’s emerging markets debt securities may include obligations of governments and corporations. These securities are particularly subject to a risk of default from political instability. There is also the risk that the emerging markets debt securities will be downgraded in credit rating or go into default.

Securities Lending

(Diversified Bond, Fixed Income I)

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund.

Municipal Obligations

(Diversified Bond, Fixed Income I)

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

PORTFOLIO TURNOVER

The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds’ money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds’ portfolio turnover rates which may result in higher levels of realized gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Diversified Bond

Quarterly	April, July, October and December	Fixed Income I

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

The Funds make no representation as to the amount or variability of each Fund’s capital gains distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of the Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The price of Fund Shares is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RIMCo. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other mutual funds’ prospectuses.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or dealers (when permitted by the Market Value Procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the Fair Value Procedures as the movement by any two of four major U.S. Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all markets closed combined); a company event such as a material business development, dividend declaration, stock split or rights offering; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one class of shares. Each class of shares has different expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

The Diversified Bond Fund offers three Classes of Shares in this Prospectus: Class C Shares, Class E Shares and Class S Shares. The Fixed Income I Fund offers two Classes of Shares in this Prospectus: Class E Shares and Class I Shares.

COMPARING THE FUNDS’ CLASSES

Your Financial Intermediary can help you decide which class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class C Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 1.00% of average daily assets

Class E Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 0.25% of average daily assets

Class I Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	None

Class S Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	None

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS

AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class C Shares, Class E Shares and Class S Shares of Diversified Bond Fund and Class E Shares and Class I Shares of Fixed Income I Fund.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Funds’ Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

Class S Shares and Class I Shares participate in neither the Funds’ distribution plan nor the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C Shares of the Diversified Bond Fund pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E Shares of the Funds pursuant to the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo, in its capacity as the Funds’ transfer agent or Adviser, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

RIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the National Association of Securities Dealers relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, RIMCo also offers them a range of complimentary software tools and educational services. RIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

There is currently no required minimum initial investment for the Diversified Bond Fund. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

Minimum Investment for the Fixed Income I Fund. For each of the Class E and Class I Shares of the Fund, there is a $100,000 minimum initial investment for each account in the Fixed Income I Fund. If the Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement, the Fund reserves the right to close the account. The Fund reserves the right to close any account invested in Class E Shares whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds’ Statement of Additional Information.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited.

All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e. any difference in the net asset value between the trade date and the settlement date). In the case of insufficient funds checks, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification numbers and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Offering Dates and Times

Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents are contractually designated by RIMCo to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

Automated Investment Program

If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Systematic Exchange Program

If you invest through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

For the RIC Funds, the Board of Trustees has adopted frequent trading policies which are described below.

The RIC Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason, including transactions representing frequent trading. For example, a Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests. In the event that a Fund rejects an exchange request, the Fund will not process the purchase side of the exchange and will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange. The Funds’ frequent trading policies have been approved by the Funds’ Board of Trustees.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors.

The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

The Funds have principal investment strategies to invest in fixed income securities and are not considered to have the same risks associated with frequent trading as equity funds. However, these Funds or their agents will take the steps described below to curtail any frequent trading activity that is identified:

•

Review the trading history for that account to determine if two round trips have occurred in a 90 day period to establish whether the pattern of trading activity may constitute impermissible frequent trading.

•

If a potential impermissible frequent trading pattern has been identified, the Funds will contact the Financial Intermediary to remind that Financial Intermediary of the Funds’ frequent trading policy and to notify the Financial Intermediary that if the trading pattern continues, the Funds’ will exercise their right to restrict or reject purchase and exchange orders.

•

The Funds will continue to monitor trading activity in the account and if a third round trip is detected, the Funds will again contact the Financial Intermediary to remind that Financial Intermediary of the Funds’ frequent trading policy and to notify the Financial Intermediary that if the trading pattern continues, the Funds’ will exercise their right to restrict or reject purchase and exchange orders.

•

The Funds will continue to monitor trading activity in the account and if another round trip occurs, the Funds will generally exercise their right to restrict or reject all purchase and exchange orders for that Financial Intermediary. However, if the Financial Intermediary does not have the ability to control the trading activity of the shareholder in question due to retirement plan exchange limits, ERISA considerations or Department of Labor regulations or if the termination of the Financial Intermediary’s trading relationship with the Funds may not be in the best interest of the Fund or its shareholders, the Funds will seek the advice of legal counsel regarding how to proceed in this situation and will provide a report to the Board of Trustees regarding the situation and its resolution.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

These trading limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. These trading limits are subject to the Funds’ ability to monitor trading activity as described below. Automated or pre-established exchange, asset allocation and dollar cost averaging long-term investment programs of Financial Intermediaries are not subject to these trading limitations.

The Funds will make best efforts to enforce the policy described above, however there may be limitations on the ability of the Funds to detect and curtail frequent trading practices for a significant percentage of a Fund’s shareholders, depending on the structure of a Fund’s shareholder accounts. In applying the policy on limitations on trading activity, the Funds consider the information available to them at the time and reserve the right to consider trading history in any RIC fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges. This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. Since the Funds use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds may not be able to identify frequent trading activity in certain circumstances. These circumstances include:

•

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder or curtail their trading practices.

•	The ability of the Funds and their agents to detect and curtail frequent trading activity may also be limited by operation systems and technological limitations.

•

The Funds generally receive purchase, exchange and redemption orders through Financial Intermediaries and cannot always know or reasonably detect frequent trading which may be facilitated by certain Financial Intermediaries.

•

Omnibus account arrangements are common forms of holding Fund Shares, particularly among certain Financial Intermediaries such as brokers and retirement plans. These arrangements permit the Financial Intermediary to aggregate their clients’ transactions and ownership positions into one account with a Fund. Generally, in these circumstances, the identities of individual shareholders are not known to a Fund.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Systematic Withdrawal Program

If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

RIMCo, in its capacity as each Fund’s investment adviser, may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; not be subject to restrictions on resale; and have a market value, plus any additional monetary investments, equal to at least $100,000.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Each Fund reserves the right to pay for any portion of a redemption amount less than $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash, where a shareholder’s pattern of redemptions is, in the opinion of the Fund, an attempt to circumvent the Fund’s redemption in-kind policy. It is possible that an in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly and at a fair price, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the table represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which are available upon request.

The information in the following tables represents the Financial Highlights for the Diversified Bond Fund’s Class C, Class E and Class S Shares, and the Fixed Income I Fund’s Class E and I Shares, respectively, for the periods shown.

Diversified Bond Fund—Class C Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.80	$24.54	$24.49	$24.68	$24.49

Income From Operations
Net investment income (loss) (a)	.81	.58	.41	.48	.74
Net realized and unrealized gain (loss)	.05	(.67)	.58	.38	.23

Total income from operations	.86	(.09)	.99	.86	.97

Distributions
From net investment income	(.76)	(.53)	(.41)	(.49)	(.78)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(.76)	(.65)	(.94)	(1.05)	(.78)

Net Asset Value, End of Period	$23.90	$23.80	$24.54	$24.49	$24.68

Total Return (%)	3.72	(.39)	4.16	3.58	4.11

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$60,670	$53,204	$45,970	$36,159	$26,915
Ratios to average net assets (%):
Operating expenses, net (b)	1.62	1.65	1.66	1.69	1.66
Operating expenses, gross	1.63	1.66	1.66	1.70	1.66
Net investment income (loss) (b)	3.43	2.38	1.71	1.94	3.09

Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

Diversified Bond Fund—Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.87	$24.62	$24.56	$24.74	$24.54

Income From Operations
Net investment income (loss) (a)	.99	.76	.60	.67	.92
Net realized and unrealized gain (loss)	.06	(.68)	.58	.37	.24

Total income from operations	1.05	.08	1.18	1.04	1.16

Distributions
From net investment income	(.94)	(.71)	(.59)	(.66)	(.96)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(.94)	(.83)	(1.12)	(1.22)	(.96)

Net Asset Value, End of Period	$23.98	$23.87	$24.62	$24.56	$24.74

Total Return (%)	4.52	.32	4.97	4.36	4.90
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$55,949	$49,514	$43,724	$34,339	$26,985
Ratios to average net assets (%):
Operating expenses, net (b)	.87	.90	.91	.94	.91
Operating expenses, gross	.88	.91	.91	.94	.91
Net investment income (loss) (b)	4.19	3.12	2.46	2.70	3.85

Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

Diversified Bond Fund—Class S Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.28	$24.04	$24.00	$24.21	$24.03

Income From Operations
Net investment income (loss) (a)	1.03	.80	.64	.71	.97
Net realized and unrealized gain (loss)	.05	(.67)	.58	.36	.23

Total income from operations	1.08	.13	1.22	1.07	1.20

Distributions
From net investment income	(1.00)	(.77)	(.65)	(.72)	(1.02)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(1.00)	(.89)	(1.18)	(1.28)	(1.02)

Net Asset Value, End of Period	$23.36	$23.28	$24.04	$24.00	$24.21

Total Return (%)	4.77	.54	5.22	4.63	5.18
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,023,212	$1,570,581	$1,232,576	$977,601	$783,332
Ratios to average net assets (%):
Operating expenses, net (b)	.62	.65	.66	.69	.66
Operating expenses, gross	.63	.66	.66	.69	.66
Net investment income (loss) (b)	4.45	3.38	2.71	2.95	4.11

Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

Fixed Income I Fund—Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.88	$22.12	$22.15	$22.32

Income From Operations
Net investment income (loss) (a)	.92	.74	.63	.72	.90
Net realized and unrealized gain (loss)	.04	(.61)	.48	.36	.17

Total income from operations	.96	.13	1.11	1.08	1.07

Distributions
From net investment income	(.89)	(.73)	(.69)	(.67)	(.97)
From net realized gain	—	(.53)	(.66)	(.44)	(.27)

Total distributions	(.89)	(1.26)	(1.35)	(1.11)	(1.24)

Net Asset Value, End of Period	$20.82	$20.75	$21.88	$22.12	$22.15

Total Return (%)	4.79	.60	5.22	5.01	5.10
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,504	$29,632	$27,515	$27,009	$27,576
Ratios to average net assets (%):
Operating expenses, net (b)	.64	.65	.65	.67	.64
Operating expenses, gross	.67	.68	.66	.67	.66
Net investment income (loss) (b)	4.45	3.49	2.88	3.25	4.17

Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

Fixed Income I Fund—Class I Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.87	$22.11	$22.15	$22.32

Income From Operations
Net investment income (loss) (a)	.97	.80	.68	.78	.96
Net realized and unrealized gain (loss)	.05	(.61)	.49	.35	.17

Total income from operations	1.02	.19	1.17	1.13	1.13

Distributions
From net investment income	(.95)	(.78)	(.75)	(.73)	(1.03)
From net realized gain	—	(.53)	(.66)	(.44)	(.27)

Total distributions	(.95)	(1.31)	(1.41)	(1.17)	(1.30)

Net Asset Value, End of Period	$20.82	$20.75	$21.87	$22.11	$22.15

Total Return (%)	5.06	.88	5.52	5.26	5.38
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$829,914	$788,808	$752,229	$639,846	$713,210
Ratios to average net assets (%):
Operating expenses, net (b)	.40	.38	.39	.41	.38
Operating expenses, gross	.42	.40	.40	.41	.38
Net investment income (loss) (b)	4.70	3.76	3.15	3.50	4.42

Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Diversified Bond Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

Fixed Income I Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENT GROUP

The Russell Investment Group has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside the Russell Investment Group.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENT GROUP

The following is a list of the members of the Russell Investment Group to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of the Russell Investment Group, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Fund Distributors, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

Tickers and CUSIPs of the Funds

Class C, E and S Shares:	Class C Shares Ticker	Class C Shares CUSIP	Class E Shares Ticker	Class E Shares CUSIP	Class S Shares Ticker	Class S Shares CUSIP
Diversified Bond Fund	RDBCX	782493415	RDBEX	782493639	RDBSX	782493860

Class E and Class I Shares:			Class E Shares Ticker	Class E Shares CUSIP	Class I Shares Ticker	Class I Shares CUSIP
Fixed Income I Fund			RFAEX	782493183	RFASX	782493407

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-591-3495

The Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the funds. You may also occasionally receive notifications of prospectus changes and proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

For a list of the tickers and CUSIPs of the Funds, please see the inside back cover of this prospectus.

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its name to Russell Investment Management Company.

Distributor: Russell Fund Distributors, Inc. Russell Investment Company’s SEC File No. 811-03153

EXHIBIT C

Russell Investment Company

Fixed Income I Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Fixed Income I Fund - Class I
Periods Ended 10/31/06	Total Return
1 Year	5.06%
5 Years	4.40%§
10 Years	6.06%§

Fixed Income I Fund - Class E ‡‡
Periods Ended 10/31/06	Total Return
1 Year	4.79%
5 Years	4.13%§
10 Years	5.86%§

Fixed Income I Fund - Class Y ‡‡‡
Periods Ended 10/31/06	Total Return
1 Year	5.11%
5 Years	4.47%§
10 Years	6.11%§

Lehman Brothers Aggregate Bond Index **
Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51%§
10 Years	6.26%§

(See page C-3 for endnotes)

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income I Fund Class I, Class E and Class Y gained 5.06%, 4.79% and 5.11%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western’s corporate overweight helped it have a very modest excess return for the year as well.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Sector Rotation
Lehman Brothers Asset Management, LLC	Enhanced Core
Pacific Investment Management Company, LLC	Fully Discretionary
Western Asset Management Company, Ltd.	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company

(RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DivBond Proxy 07

PROXY	RUSSELL INVESTMENT COMPANY DIVERSIFIED BOND FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2007	PROXY

The undersigned, having received Notice of the Special Meeting of Shareholders of Russell Investment Company’s Diversified Bond Fund to be held on October 3, 2007, at 10:00 a.m., Pacific Time, at the offices of Russell Investment Company located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at the Special Meeting, hereby appoints each of Mary Beth Rhoden, Gregory Lyons, Mark Swanson and David Craig, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares in the Diversified Bond Fund which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees recommends that you vote FOR the proposal. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO THE PROPOSAL ON WHICH SHARES REPRESENTED BY THIS PROXY CARD ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

VOTE VIA TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999
NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature (if held jointly

Date	RIC_17842

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

Please vote by filling in the appropriate box below. If you do not mark the proposal, your Proxy will be voted FOR such proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

1.      To approve a Plan of Reorganization for the Diversified Bond Fund (“Diversified Bond”) and Fixed Income I Fund (“Fixed Income”), each a sub-trust of Russell Investment Company, providing that (i) Diversified Bond would transfer to Fixed Income all of its assets in exchange solely for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s liabilities, (ii) such shares of Fixed Income would be distributed to Shareholders of Diversified Bond in liquidation of Diversified Bond, and (iii) Diversified Bond would subsequently be dissolved.

FOR ☐	AGAINST ☐	ABSTAIN ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED July 2, 2007

FIXED INCOME I FUND

(a sub-trust of Russell Investment Company)

to acquire the assets of

DIVERSIFIED BOND FUND

(a sub-trust of Russell Investment Company)

909 A Street

Tacoma, Washington 98402

1-800-787-7354

This Statement of Additional Information relates specifically to the reorganization of Diversified Bond Fund, a series of Russell Investment Company (the “Target Fund”) into Fixed Income I Fund, also a series of Russell Investment Company (the “Acquiring Fund”). Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund.

This Statement of Additional Information consists of this cover page and the following documents, certain of which are incorporated by reference herein as indicated below:

1.	The Statement of Additional Information dated March 1, 2007 as supplemented May 24, 2007 of the Target Fund and the Acquiring Fund, previously filed on EDGAR on May 24, 2007 (SEC File Nos. 2-71299/811-3153).

2.	The audited financial statements of the Target Fund and the Acquiring Fund included in the Institutional Funds and Russell Funds Annual Reports of Russell Investment Company for the fiscal year ended October 31, 2006, previously filed on EDGAR on January 5, 2007.

3.	The unaudited financial statements of the Target Fund and the Acquiring Fund included in the Institutional Funds and Russell Funds Semi-Annual Reports of Russell Investment Company for the six months ended April 30, 2007, previously filed on EDGAR on June 29, 2007.

4.	The pro forma schedules of the Target Fund and the Acquiring Fund required by Rule 11-01 of Regulation S-X are incorporated by reference to the Registration Statement on Form N-14, previously filed on EDGAR on May 24, 2007 (SEC File No. 333-143242).

This Statement of Additional Information dated July 2, 2007 is not a prospectus. A Prospectus/Proxy Statement dated July 2, 2007 relating to the above-referenced matters may be obtained from the Acquiring Fund or the Target Fund at the addresses and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

Fixed Income I Pro Forma for Diversified Bond Reorganization

Pro Forma Condensed Statement of Assets and Liabilities - October 31, 2006 (Unaudited)

Amounts in thousands (except per share amounts and shares outstanding)

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Investments, at identified cost	$1,900,501	$2,910,458		$4,810,959

Assets
Investments, at market	1,903,413	2,916,732		4,820,145
Other assets	89,987	135,014		225,001

Total Assets	1,993,400	3,051,746		5,045,146

Liabilities
Payable for investments purchased	302,713	461,264		763,977
Payable upon return of securities loaned	275,976	445,812		721,788
Other liabilities	2,910	4,839		7,749

Total Liabilities	581,599	911,915		1,493,514

Net Assets	$1,411,801	$2,139,831		$3,551,632

Net Assets Consist of:
Undistributed net investment income	$5,612	$9,110		$14,722
Accumulated net realized gain (loss)	(19,703)	(24,479)		(44,182)
Unrealized Appreciation (depreciation)	2,580	6,288		8,868
Shares of beneficial interest	678	915		1,593
Additional paid-in capital	1,422,634	2,147,997		3,570,631

Net Assets	$1,411,801	$2,139,831		$3,551,632

Net Asset Value, offering and redemption price per share:
Class C:
Net asset value per share (c)		$23.90	n/a	$20.82
Net assets		$60,670	n/a	$60,670
Shares outstanding ($.01 par value) (a)(b)		2,538,693	375,339	2,914,032
Class E:
Net asset value per share (c)	$20.82	$23.98	n/a	$20.82
Net assets	$31,505	$55,949	n/a	$87,454
Shares outstanding ($.01 par value) (a)(b)	1,512,846	2,333,491	353,768	4,200,105
Class I:
Net asset value per share (c)	$20.82		n/a	$20.82
Net assets	$829,914		n/a	$829,914
Shares outstanding ($.01 par value)	39,863,382		n/a	39,863,382
Class S:
Net asset value per share (c)		$23.36	n/a	$20.82
Net assets		$2,023,212	n/a	$2,023,212
Shares outstanding ($.01 par value) (a)(b)		86,594,933	10,581,428	97,176,361
Class Y:
Net asset value per share (c)	$20.83		n/a	$20.83
Net assets	$550,382		n/a	$550,382
Shares outstanding ($.01 par value)	26,425,276		n/a	26,425,276

(a)	Pro Forma shares outstanding have been adjusted to reflect the impact of the lower Net Asset Value per share of the Fixed Income I Fund.

(b)	The Diversified Bond Class E Shares would be combined with the Fixed Income I Class E Shares and new Class C and Class S Shares would be created in Fixed Income I.

(c)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

Fixed Income I Pro Forma for Diversified Bond Reorganization

Pro Forma Condensed Statement of Operations - For the Fiscal Year Ended October 31, 2006 (Unaudited)

Amounts in thousands

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Interest Income	$62,938	$87,784	$—	$150,722
Other Income	4,982	7,872	—	12,854

Investment Income	67,920	95,656	—	163,576

Advisory fees (d)	3,328	7,553	(2,832)	8,049
Other expenses (e)	2,140	4,991	(96)	7,035

Expenses before reductions	5,468	12,544	(2,928)	15,084
Expense reductions (f)	(352)	(139)	(378)	(869)

Net expenses	5,116	12,405	(3,306)	14,215

Net investment income (loss)	62,804	83,251	3,306	149,361

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(15,439)	(20,962)	—	(36,401)
Net change in unrealized appreciation (depreciation)	18,982	28,923	—	47,905

Net realized and unrealized gain (loss)	3,543	7,961	—	11,504

Net Increase (Decrease) in Net Assets from Operations	$66,347	$91,212	$3,306	$160,865

(d)	Pro Forma Advisory Fees have been adjusted to reflect the net decrease in advisory fees, caused by a 15 bp decrease in the advisory fees of Diversified Bond Fund.

(e)	Pro Forma Other Expenses have been reduced to reflect the known duplication of services once the reorganization occur.

(f)	Pro Forma Expense Reductions have been adjusted to reflect the increased expense waiver related to RIMCo’s existing contractual obligation to waive 0.02% of its administrative fees in the Fixed Income I Fund.

Note 1. General

The accompanying pro forma condensed financial statements are presented to show the effect of the proposed Reorganization of the Diversified Bond Fund into the Fixed Income I Fund. The Pro Forma Condensed Statement of Assets and Liabilities is presented as if such Reorganization had taken place as of October 31, 2006. The Pro Forma Condensed Statement of Operations is presented as if such Reorganization had taken place at the beginning of the fiscal year ended October 31, 2006.

Under the terms of the Plan of Reorganization, the Reorganization of the Diversified Bond Fund into the Fixed Income I Fund will be treated as a tax-free business combination and, accordingly, the historical cost basis of investments of the Diversified Bond Fund will be carried forward to the Fixed Income I Fund. Shareholders of Diversified Bond Fund will receive Class C, E and S Shares of Fixed Income I Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Fund Class C, E and S Shares. The surviving fund, Fixed Income I, currently has share classes E, I and Y. Diversified Bond has Class C, E and S Shares. As a result of the proposed merger, Diversified Bond Class E Shares will be combined with Fixed Income I Fund Class E shares and new Class C and S Shares will be issued by the Fixed Income I Fund.

The accompanying pro forma condensed financial statements have been presented for the Fixed Income I Fund pro Forma for the Diversified Bond Fund Reorganization.

The accompanying pro forma condensed financial statements should be read in conjunction with the financial statements and statements of net assets of the Diversified Bond and the Fixed Income I Funds which are included in their respective annual reports dated October 31, 2006.

Note 2. Securities Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Russell Investment Management Company.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

Note 3. Reorganization Expenses

The expenses of the Reorganization will be borne by RIMCo and have not been reflected in the pro forma financial statements.

Note 4. Advisory Fees and Other Expenses

The combined fund will incur advisory fees at .25% of the combined average daily net assets of the Fund. The adjustments in the Pro Forma Condensed Statement of Operations reflect the impact of the reduction in advisory fees of the Diversified Bond Fund from .40% to .25% for the period reported. Other expenses have been reduced to reflect the known duplication of expenses.

Note 5. Fee Waivers

Russell Investment Management Company has contractually agreed to waive .02% of its administrative fees in the combined fund. The adjustments in the Pro Forma Condensed Statement of Operations reflect the impact of the continued administrative fee waiver.

Note 6. Use of Estimates

The pro forma financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Note 7. Federal Income Taxes

At October 31, 2006, the Diversified Bond and Fixed Income I Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/13	10/31/14	Totals
Diversified Bond	$4,923,732	$16,820,169	$21,743,901
Fixed Income I	3,855,225	14,386,926	18,242,151